UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM	8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 17, 2022
PILGRIM'S PRIDE CORPORATION
(Exact Name of registrant as specified in its charter)

Delaware		1-9273	75-1285071
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(IRS Employer Identification No.)

1770 Promontory Circle		80634-9038
Greeley	CO	(Zip Code)
(Address of principal executive offices)
Registrant's telephone number, including area code: (970) 506-8000
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, Par Value $0.01	PPC	The Nasdaq Stock Market LLC
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
    Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
On February 18, 2022, the Special Committee of the board of directors (the “Board”) of Pilgrim's Pride Corporation (“PPC”) confirmed that PPC's majority stockholder, JBS S.A. (“JBS”) had informed the Special Committee of JBS's decision to withdraw its proposal to acquire the shares of PPC not owned by JBS. The Special Committee rejected JBS’s most recent offer of $28.50 per share on November 23, 2021, concluding that the offer significantly undervalued the publicly owned shares of PPC.
In reaching its determination, the Special Committee stated that it had considered, among other things:
--Projections prepared by PPC management, which included the impact of recent efficiency initiatives undertaken by PPC, as well as the impact of PPC's acquisition of the Kerry Consumer Foods Meats and Meals business
--The positive performance of the PPC business during the fourth quarter of 2021 relative to Wall Street consensus expectations, and the increase in consensus expectations for 2022
--The substantial increase in the trading prices of companies in the protein sector since the date that JBS made its initial proposal
--The multiple implied by the purchase price paid in a recent transaction involving the acquisition of another company in the protein sector, which the Special Committee deemed to be comparable
Since communicating its revised offer of $28.50 on November 15, 2021, JBS made no further proposals to the Special Committee, and did not engage in any negotiations with the Special Committee. The Special Committee is aware of no material facts relating to the performance of PPC that are inconsistent with the findings of its diligence review, and the Special Committee has not been advised by JBS of any reasons for the withdrawal of its proposal relating to PPC's performance or its prospects.
Given that JBS has withdrawn its proposal, the Special Committee will suspend its operations.
On February 17, 2022, JBS issued a release announcing its decision to withdraw its proposal, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.
The information furnished in Item 8.01 and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any of the Company's filings under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Material Fact issued by JBS, dated February 17, 2022.

104	Cover Page Interactive Data File formatted in iXBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PILGRIM’S PRIDE CORPORATION

Date:	February 18, 2022	/s/ Matthew Galvanoni
Matthew Galvanoni
Chief Financial Officer and Chief Accounting Officer